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                                                                  EXHIBIT 10.(d)

                              CORPORATE GUARANTEE

TO:
MALAYAN BANKING BERHARD


     In consideration of your having opened opening or continuing an account with and having made making or continuing to make advances loans or otherwise giving credit or accommodation or granting time to Applied Magnetics (M) Sdn. Bhd. of Plot 201, Phase 3, Bayan Lepas Free Trade Zone, 11900 Bqyon Lepas, Penang, Malaysia (hereinfter called "the Customer") at our request, for as long as you may at your sole discretion deem fit, we Applied Magnetics Corporation of 75 Robin Hill Road, Goleta, California 93117, U.S.A. the undersigned hereby agree with and guarantee you as follows, that is to say:

1.   We will pay you on demand:

     (i) all moneys which now are or may during the operation of this Guarantee be owing to you from the Customer or remain unpaid on the general balance of the Customer's account with you anywhere and on any account whatsoever whether from the Customer alone of from the Customer jointly with or as surety for any other person or persons of for any firm or company including advances overdrafts discounts bills or notes held by you on or in respect of which the Customer may be or have been liable to you in any manner together with commission and other ordinary banking expenses including interest at such rates as may be from time to time be agreed between the Customer and you with monthly rests although the relation of banker and customer may have ceased;

    (ii) all amounts which now are or may during the operation of this Guarantee become owing to you by the Customer in respect of indemnities and/or guarantees given to the owners agents charterers or masters of ships or in respect of any other kinds of indemnities and/or guarantees whatsoever entered into by you at the request of or on behalf of the Customer or in respect of any bills accepted by the Customer;

   (iii) all amounts which now are or may during the operation of this Guarantee become owing to you by the Customer arising out of any agreement in writing made with you or otherwise howsoever in respect of Bankers Acceptances or Letters of Credit or any Letter of Credit irrevocable or
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         otherwise opened or established through you upon the application of the
         Customer and either with you or any agent or branch of yours wherever situated; and

    (iv) all costs charges and expenses which you may incur in enforcing or seeking to enforce any security for or obtaining or seeking to obtain payment of all or any part of the money or amounts hereby guaranteed.

2. All moneys received from or on account of the Customer or from any other person or estate or from the realisation of any security or otherwise for the purpose of being applied in reduction of the moneys in Clause 1 above mentioned shall be treated for all purposes as payments in gross and not as appropriated or attributed to any specific part or item of the said moneys even if appropriated thereto by the person otherwise entitled so to appropriate. All securities now or at any time held by you shall be treated as securities for the said general balance and other amount owing. We will make no claim to such securities or any part thereof or any interest therein unless and until we have paid all moneys due from us under this Guarantee and you shall have received the full amount of such general balance and other amounts if any.

3. You shall be at liberty (whether before or after the insolvency or bankruptcy of the Customer) to place any moneys received hereunder in a suspense account for so long as you deem fit without any obligation in the meantime to apply the same or any part thereof towards discharge of any money or liabilities due or incurred by the Customer to you.

4. Should the Customer bankrupt or insolvent or being an incorporated company be wound up, you may prove in the bankruptcy insolvency or winding up of the Customer for the whole amount outstanding against the Customer to the exclusion of our rights to be subrogated to you in respect of any part payments made by us hereunder and no money or dividend so received by you shall be treated as received in respect of this Guarantee or otherwise in relation to us, but the full amount hereby guaranteed shall be payable by us until you shall have received from all sources one hundred sen in the ringgit on the ultimate balance outstanding against the Customer. After you have received such ultimate balance in full any claim on our part to any excess or any securities remaining in your hands shall be a matter of adjustment between you, us and any other person or persons laying claim thereto.

5. This Guarantee shall be continuing guarantee to you to the extent of Ringgit one Hundred Twenty-Four Million ($124,000,000.00) for the purpose of securing not merely an equivalent amount but (subject always to the said limit of Ringgit one
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hundred twenty-four million) the whole of the moneys or general balance in
Clause 1 hereof mentioned notwithstanding any such payments receipts or dividends as are hereinbefore mentioned with interest on the sum claimable from us at the rate which is levied on the Customer from time to time from the date of our receiving demand for payment thereof.

6. This Guarantee shall be without prejudice to and shall not be affected nor shall we or any of us be released or exonerated by any of the matters following:

     (i) any securities negotiable or otherwise including other guarantees which you may now or any time hereafter hold in respect of the Customer from us or any person or persons for any moneys whether hereby guaranteed or otherwise;

    (ii) the variation exchange renewal release or modification of any such securities or the refusal or neglect to complete enforce or assign any judgment specialty or other instrument negotiable or otherwise and whether satisfied by payment or not;

   (iii) any time given or extended to the Customer and/or any other person or persons including ourselves and the parties to any negotiable or other security instrument guarantee or contract or any other indulgence granted to or compromise or arrangement made with the Customer and/or any other person or persons whether with or without consent or notice to us;

    (iv) the continuing and/or the opening and operation of any other account or accounts current or otherwise with the Customer at any of your branch or branches; and

     (v) the granting of any other banking facility or facilities to the Customer and/or variation of any existing banking facilities granted to the Customer by way of (but not limited to) substitution addition increase or reduction whatsoever.

7. You are to be at liberty but not bound to resort for your own benefit to any other means of payment at any time and in any order as you think fit without in consequence diminishing our liability to you hereunder and you may enforce this Guarantee for the payment of the ultimate balance after resorting to other means of payment or for the balance due at any time notwithstanding that other means of payment have not been resorted to and in the latter case, without entitling us to any benefit from such other
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means of payment so long as any money remains due or payable (whether actually or contingently) from the Customer to you.

8. This Guarantee shall not be determined or affected by the insolvency or liquidation of any of the undersigned but shall in all respects and for all purposes be binding and operative until determined as to future transactions by fourteen (14) days' notice in writing given to you by any one of us or our successors in title. During the pendency of such notice you may subject always to the aforesaid limit of our liability hereunder fulfil any requirements of the Customer based on agreements express or implied prior to the receipt of such notice and you may afford the Customer such further accommodation as you would have done had you not received such notice and any moneys thereby due or remaining unpaid at or after the expiration of such notice shall form part of the aforesaid general balance.

9. In the event of the determination of our liability under this Guarantee you shall be at liberty without thereby affecting your rights hereunder to open a new account or accounts and to continue any then existing accounts with the Customer and no moneys credited to such accounts by or on behalf of the Customer and subsequently withdrawn by him/it/them shall on settlement of our liability on this Guarantee be appropriated towards or have the effect of repayment of any of the moneys due from the Customer at the time when this Guarantee is determined unless the persons paying in such moneys direct you in writing at the time to appropriate them to that purpose.

10. You shall so long as any moneys remain owing hereunder by the Customer have a lien on all stock, shares, securities and property belonging to us now or hereafter held by you for safe custody or otherwise and on all moneys now or hereafter standing to our credit with you whether on any account or accounts current or otherwise at any of your branch or branches.

11. Any admission or acknowledgment in writing by the Customer or any person authorised by the Customer of the amount of indebtedness of the Customer to you and any judgment recovered by you against the Customer in respect of such indebtedness shall be binding and conclusive against us. A statement signed by your manager, sub-manager, secretary or any one of your officers as to the moneys and liabilities for the time being due or incurred to you from or by the Customer shall be final and conclusive evidence against us for all purposes including legal proceedings.

12. Until and unless determined as herein this Guarantee provided, our guarantee herein shall be a continuing guarantee notwithstanding that the Customer may at any time or times cease to be indebted to you for any period or periods and notwithstanding
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any settlement of account or accounts or otherwise.

13.  This Guarantee shall not be determined or in any way prejudiced by:

     (i) any change in the constitution of the Customer or any of the undersigned, whether by retirement expulsion death or admission of any partner or partners amalgamation reconstruction or otherwise but shall enure and be available for all intents and purposes as if the resulting firm company or concern had been the one whose obligations were originally guaranteed or who had given the Guarantee herein, as the case may be; or

    (ii) any absorption of or by you or any amalgamation by you with any other company or concern, but shall enure and be available for and by the absorbing or amalgamated company or concern.

14. We hereby declare that no security has been received by any of us from the Customer or any other guarantor/s for the giving of this Guarantee and we hereby agree that we will not, as long as this Guarantee remains in force, take any security in respect of our liability hereunder without first obtaining your written consent. We further agree that any security taken or held by us (whether before or after the date hereof) for the giving of this Guarantee shall be held in trust for you as security for the fulfilment of our obligations to you hereunder and shall be deposited with you immediately upon the execution of this Guarantee or our receipt of the said security for the aforesaid purpose.

15. We hereby agree that you shall be at liberty without any further consent from us and without thereby affecting our liability under this Guarantee at any time to determine enlarge or vary any credit to the Customer. You may enforce this Guarantee against us at any time notwithstanding that any bills or other instruments covered by it may be in circulation or outstanding and include the amount of the same or any of them in the said general balance or not at your option and this Guarantee shall not be determinable by us or our successors in title except on the terms of our making full provision up to the limit of our Guarantee for any then outstanding liabilities or obligations on your part and on the Customer's account.

16. You shall also be at liberty to release or discharge us from the obligations of this Guarantee or to compound with or accept any composition from or make any other arrangements with without thereby releasing or discharging any others of us from this Guarantee or otherwise prejudicing or affecting your rights and remedies against the other or others of us.
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17.  As a separate and independent stipulation, we agree that any sum or sums of money which may not be recoverable from us on the footing of a guarantee whether by reason of any legal limitation disability or incapacity on or of the Customer or by any other fact or circumstances and whether known to you or not shall nevertheless be recoverable from us or each of us as sole or principal debtors and shall be paid by us on demand.

18. No delay or omission on your part in exercising any right power privilege or remedy in respect of this Guarantee shall impair such right power privilege or remedy or be construed as a waiver of it nor shall any single or partial exercise of any such right power privilege or remedy preclude any further exercise of it or the exercise of any other right power privilege or remedy. The rights powers privileges and remedies provided in this Guarantee are cumulative and not exclusive of any rights powers privileges or remedies provided by law.

19. This Guarantee shall be binding and enforceable against each guarantor who executes the same notwithstanding the fact that one or more of any intended guarantors whether referred to herein or otherwise may not have executed the Guarantee.

20. If this Guarantee is executed by or on behalf of more than one company (such companies being hereinafter referred to as "the Original Signatories") and any one or more of the Original Signatories is not bound by the provisions herein contained (whether by reason of their lack of capacity or improper execution of this Guarantee or for any other reason whatsoever), the remaining Original Signatories shall continue to be bound by the provisions of this Guarantee as if such other Original Signatory or Signatories had never been a party/parties hereto.

21. No assurance security or payment which may be avoided under Section 293 or 294 of the Companies Act or by any provisions of the Bankruptcy Act 1967 and no release settlement or discharge which may have been given on the faith of any such assurance security or payment shall prejudice or affect your right to recover from us to the full extent of this Guarantee as if such assurance security payment release settlement or discharge (as the case may be) had never been granted given or made.

22. Any demand for payment or service of any legal process may be made or effected by prepaid registered or ordinary post addressed to us or each of us at our address specified herein or at our last known place of business or registered address and such demand or legal process shall be deemed to have been duly served on the Fifteenth (15th) day following that on which it is posted, notwithstanding that the said demand or legal process may subsequently be returned undelivered by the postal authorities.
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"Legal process" shall mean all forms of originating process, pleadings, interlocutory applications of whatever nature, affidavits, orders and such documents, other than the aforesaid, which are required to be served under any legislation or subsidiary legislation or by the terms of this Guarantee.

23. We shall and hereby undertake to pay and bear all whatsoever costs, charges, fees, stamp duty and other disbursements (including the professional charges of your solicitors on a full indemnity basis) in any way connected with or arising out of this Guarantee or in the enforcement of your rights hereunder.

24. This Guarantee and all rights obligations and liabilities arising hereunder shall be construed and determined under and be enforced in accordance with the laws of Malaysia and we agree that the Courts of Malaysia shall have jurisdiction over all disputes arising under this Guarantee.

25. In this Guarantee unless there is something in the subject or context inconsistent with such construction or unless it is otherwise expressly provided:

     (i) words in the singular include the plural and words in the plural include the singular; and

    (ii) where this Guarantee is given or executed by two(2) or more companies the agreements covenants stipulations and undertakings expressed to be made by and on the part of such companies be and are binding upon such companies jointly and severally.

26. This paper on which this Guarantee is written shall at all times remain your property.

     Dated the   8th day of June 1995

     The Common Seal of                             )
                                                    )
     was duly affixed in the presence of:           )


-------------------------------------           -------------------------------
DIRECTOR, President & Chief                     SECRETARY
    Executive Officer
Name: Craig D. Crisman                          Name: Raymond P.Le Blanc
Applied Magnetics Corporation
I/C No.: